Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 21, 2018, between Peak Resorts, Inc., a Missouri corporation (the “Company”), and Cap 1 LLC, a Delaware limited liability company (the “Investor”).

A.The Company and the Investor are parties to a Securities Purchase Agreement, dated as of August 22, 2016 (the “Purchase Agreement”), which provides the Company with an option to require the Investor to purchase (x) 20,000 shares of 8% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Additional Preferred Stock”) and (y) Warrants, as follows: (1) 1,538,462 shares of Common Stock at an exercise price of $6.50 per share; (2) 625,000 shares of Common Stock at an exercise price of $8.00 per share; and (3) 555,556 shares of Common Stock at an exercise price of $9.00 per share (the “Option Warrants”, and together with the Additional Preferred Stock, the “Additional Shares”);

B.In connection with the Purchase Agreement, the Company and the Investor entered into a Registration Rights Agreement, dated as of November 2, 2016, pursuant to which the Company granted to the Holder registration rights with respect to securities issuable upon conversion or exercise of securities issued in connection with the Purchase Agreement (the “2016 Registrable Securities”);

C.Effective as of November 21, 2018, the Company entered into the Credit Agreement by and among Snow Time Acquisition, Inc., Snow Time, Inc. and the Investor (the “Credit Agreement”), pursuant to which the Investor has agreed to provide a $50.0 million senior secured term loan (the “Term Loan”) to fund a portion of the cash consideration to be paid by the Company in connection with the acquisition of Snow Time, Inc.;

D.As a condition to providing the Term Loan, the Company has agreed to issue the Additional Shares pursuant to the terms of the Purchase Agreement, as modified by the Credit Agreement, and a warrant to purchase up to 1,750,000 shares of Common Stock at an exercise price of $10.00 per share (the “Closing Date Warrant”);

E.The Company has further agreed to issue to the Investor a warrant to purchase up to 666,667 shares of Common Stock at $7.50 per share (the “Extension Warrant”); and

F.In connection with the transactions contemplated by the Credit Agreement, and pursuant to the terms of the Purchase Agreement and Credit Agreement, the Parties desire to enter into this Agreement in order to grant to the Investor and certain of its permitted transferees certain demand and piggyback registration rights covering its Common Stock (as defined herein), all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

Demand Registrations

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(a) ShortForm Registrations.  At any time after six (6) months following the date hereof, Holders of a majority of the then outstanding Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any successor form (each, a “ShortForm Registration”), which may, if so requested, be a “shelf” registration under Rule 415 under the Securities Act.  A registration shall not count as one of the permitted ShortForm Registrations unless and until a registration statement relating thereto has become effective under the Securities Act.  Each request for a ShortForm Registration shall specify the number of Registrable Securities requested to be registered.

(b) LongForm Registrations.  At any time that a Holder is then eligible to request registration under the Securities Act of all or any portion of its Registrable Securities but where ShortForm Registration pursuant to Section 1(a) of this Agreement is not available to be used by the Company in respect of such proposed registration, but in any event no sooner than six (6) months after the date hereof, Holders of a majority of the then outstanding Registrable Securities shall be entitled to request a registration on Form S-1 or any similar form (each, a “LongForm Registration”).  A registration shall not count as one of the permitted LongForm Registrations unless and until a registration statement relating thereto has become effective under the Securities Act and each requesting Holder is able to register and sell at least fifty percent (50%) of its Registrable Securities thereunder.

(c) Priority on Demand Registration.  Holders of a majority of the then outstanding Registrable Securities shall have the right to request that a Demand Registration be effected as an underwritten offering at any time, subject to this Section 1 by delivering to the Company a notice setting forth such request and the number of Registrable Securities sought to be disposed of by such Holder in such underwritten offering.  All Holders proposing to participate in such underwriting shall  enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by a majority of the Registrable Securities included in such offering, which underwriter(s) shall be reasonably acceptable to the Company, provided that, with respect to such underwriting agreement or any other documents reasonably required under such agreement, (A) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (B) the liability of any Holder shall be limited as provided in Section 7(b) hereof,  complete and execute all questionnaires, powers-ofattorney, indemnities, opinions and other documents required under the terms of such underwriting agreement,  provide all customary information reasonably requested by the Company or the underwriter in connection with such registration; and  comply with all federal and state securities laws applicable thereto in connection with such registration.

If the managing underwriter(s) for an underwritten offering advise(s) the Company and the Holders in writing that the dollar amount or number of Registrable Securities which the Holders desire to sell, taken together with all other Common Stock or other securities which the Company desires to sell and the Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights held by other stockholders of the Company, if any, who desire to sell or otherwise, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in such registration: (1) the Registrable Securities and the 2016 Registrable Securities (pro rata in accordance with the number of Registrable Securities and 2016 Registrable Securities which such Holders and holders of the 2016 Registrable Securities have requested be included in such underwritten offering, regardless of the number of Registrable Securities or other securities held by each such Person) that can be sold without exceeding the Maximum Threshold; (2) to the extent that the Maximum Threshold has not been reached under the foregoing clause (1), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (3) to the extent that the Maximum Threshold has not been reached under the foregoing clauses (1) and (2), the Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements, if any, with such Persons and that can be sold without exceeding the Maximum Threshold; and (4) to the extent that the Maximum Threshold has not been reached under the foregoing clauses (1), (2) and (3), the Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Threshold to the extent that the Company, in its sole discretion, wishes to permit such sales pursuant to this clause (4).

A request for an underwritten offering may be withdrawn by Holders of a majority of the Registrable Securities proposed to be included in such offering prior to the consummation thereof, and, in such event, such withdrawal shall not be treated as a request for an underwritten offering which shall have been effected pursuant to the immediately preceding paragraph.  In no event will a Demand Registration count as a Demand Registration unless at least fifty percent (50%) of all Registrable Securities requested to be registered in such Demand Registration by the Holders initiating such Demand Registration are, in fact, registered in such registration.

(d) The Company shall not be obligated to effect  more than four (4) Short-Form Registrations or Two (2) LongForm Registration pursuant to this Agreement,  more than one (1) Demand Registration (including any underwritten offering) during any nine (9) month period or  any Demand Registration unless the number of Registrable Securities sought to be registered on such Registration Statement is (A) at least thirty percent (30%) of the Registrable Securities in the case of a ShortForm Registration and fifty percent (50%) of the Registrable Securities in the case of a LongForm Registration (subject to adjustment for any stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization) and (B) no less than 1,000,000 Registrable Securities.

(e) Notwithstanding and in addition to the other registration obligations set forth in this Section 1, in the event the Securities and Exchange Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement (the “Initial Registration Statement”), the Company agrees to promptly  inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Securities and Exchange Commission and/or  withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Securities and Exchange Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Securities and Exchange Commission for the registration of all the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.  In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Securities and Exchange Commission, as promptly as allowed by the Securities and Exchange Commission or Commission Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement, as amended (the “Remainder Registration Statements”).

(f) Notwithstanding any other provision of this Agreement, if any Commission Guidance sets forth a limitation of the number of Registrable Securities to be registered on a particular Registration Statement (notwithstanding the Company’s commercially reasonable efforts to advocate with the Securities and Exchange Commission for the registration of all or a greater number of Registrable Securities), then, unless otherwise directed in writing by a Holder as to its Registrable Securities, the amount of Registrable Securities to be registered on such Registration Statement will be reduced pro rata among the Holders based on the total number of Registrable Securities held by such Holders.

Piggyback Registrations

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(g) Right to Piggyback.  Whenever the Company proposes to register any of its securities under the Securities Act, and the registration form proposed to be used may be used to register the resale of Registrable Securities (each, a “Piggyback Registration”), the Company shall give prompt written notice (in any event at least ten (10) Business Days prior to the anticipated filing date of the Registration Statement relating to such registration) to each Holder of its intention to effect such a registration and shall use its commercially reasonable efforts to include in such registration all Registrable Securities with respect to which the Company has received a written request from each Holder for inclusion therein within five (5) Business Days following such Holder’s receipt of the Company’s notice.  All Holders proposing to distribute their securities through a Piggyback Registration that involves an underwriter(s) shall enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected for such Piggyback Registration, provided that, with respect to such underwriting agreement or any other documents reasonably required under such agreement,  no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company,  the liability of any Holder shall be limited as provided in Section 7(b) hereof,  each Holder shall complete and execute all questionnaires, powers-ofattorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement,  each Holder shall provide all customary information reasonably requested by the Company or the underwriter in connection with such registration and  each Holder shall comply with all federal and state securities laws applicable thereto in connection with such registration.  No registration effected under this Section 2 shall relieve the Company of its obligations to effect a Demand Registration required by Section 1.  If at any time after giving notice of its intention to register any Company securities pursuant to this Section 2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all of the Holders participating in such Piggyback Registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(h) Reduction of Offering.  If the managing underwriter(s) for a Piggyback Registration that is to be an underwritten offering advises the Company and the Holders that, in their opinion, the dollar amount or number of Common Stock or other securities which the Company desires to sell, taken together with Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with third parties, if any, the Registrable Securities as to which registration has been requested under this Section 2, and the Common Stock or other securities as to which registration has been requested pursuant to the written contractual piggyback registration rights of other stockholders of the Company, exceeds the Maximum Threshold, then the Company shall include in any such registration:

(i) If the registration is undertaken for the Company’s account: (A) first, the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold, and (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the Registrable Securities and the Common Stock or other securities proposed to be sold for the account of Holders and other Persons that the Company is obligated to register pursuant to any written contractual piggyback registration rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Securities and Common Stock or other securities which such Holders and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Securities and Common Stock or other securities held by each such Holder or other Person), and

(ii) If the registration is a “demand” registration undertaken at the demand of one or more Persons other than the Company and any Holder, (A) the Common Stock or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Threshold; (B) to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (C) to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A) and (B), the Registrable Securities and the Common Stock or other securities proposed to be sold for the account of Holders and other Persons that the Company is obligated to register pursuant to any written contractual piggyback registration rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Securities and Common Stock or other securities which such Holders and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Securities and Common Stock or other securities held by each such Holder or other Person).

(i) Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the investment banker(s) and manager(s) for the offering shall be selected by the Company.
Market Standoff Agreement

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(j) Notwithstanding anything contained herein to the contrary, the Company may delay the filing of any registration statement and may withhold any and all efforts to cause such registration statement to be become effective if the Company determines in good faith that such registration will  materially and adversely interfere with or affect the negotiation or consummation of any actual or pending material transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction), or  otherwise have a Material Adverse Effect on the Company provided, however, that the Company may not exercise such right to delay or to withhold efforts more than once in any consecutive 12 month period or for more than ninety (90) days. Without in any way limiting the foregoing, if the Company exercises its right to delay or to withhold efforts pursuant to this Section 3(a), then the Company shall use commercially reasonable efforts to have the applicable registration statement filed or declared effective, as the case may be, at the earliest practicable date after the Company’s bases for delaying or withholding its efforts are no longer applicable.

(k) The Company  shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning on the date the Company receives a request for an underwritten offering from Holders of a majority of the then outstanding Registrable Securities and continuing until one hundred eighty (180) days after the completion of such underwritten offering, unless the underwriters managing the underwritten offering otherwise agree after consultation with a majority of the Registrable Securities included in such underwritten offering, and  shall cause each executive officer and director of the Company and each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

(l) Each Holder of Registrable Securities agrees that in connection with any public offering of the Company’s equity securities, or any securities convertible into or exchangeable or exercisable for such securities, and upon the request of the managing underwriter(s) in such offering, such

Holder shall not, without the prior written consent of such managing underwriter(s), during the period commencing on the date that is ten (10) days prior to the completion of such offering and continuing until one hundred eighty (180) days after the commencement of an underwritten offering,  offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for, or exchangeable for shares of Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing provisions of this Section 3(c) shall not apply to sales of Registrable Securities to be included in such offering pursuant to Sections 1 and 2, and shall be applicable to the holders of Registrable Securities only if all executive officers and directors of the Company and each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, purchased from the Company at any time after the date of this Agreement are subject to the same restrictions.  Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  Notwithstanding anything to the contrary contained in this Section 3(c), each holder of Registrable Securities shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 3(c) in the event and to the extent that the managing underwriter or the Company permits any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any executive officer, director or other holder of Common Stock.

Registration Procedures

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(m) Whenever any Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the Holder’s intended method of disposition thereof, and, pursuant thereto, the Company shall:

(i) (A) prepare and file with the Securities and Exchange Commission a Registration Statement with respect to such Registrable Securities as soon as reasonably practicable, but in any event within thirty (30) days, if a Short-Form Registration, and forty-five (45) days, if a Long-Form Registration, following the date of a demand for registration pursuant to Section 1(a) or Section 1(b) of this Agreement, as applicable, and (B) use its commercially reasonable efforts to cause such Registration Statement (1) to become effective as soon as practicable, and in any event within thirty (30) days, if the Securities and Exchange Commission indicates it will not review the Registration Statement, and ninety (90) days, if the Securities and Exchange Commission indicates it will review the Registration Statement (provided that, in the event the SEC indicates it will review such Registration Statement and the SEC’s response in connection with such review is not received by the Company within thirty (30) days of filing such Registration Statement, such ninety (90) day period shall be tolled until such SEC response is received by the Company), following the date of filing such Registration Statement (provided that, before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company shall furnish to one (1) counsel selected by Holders of a majority of the Registrable Securities proposed to be included therein copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel) and (2) to remain effective and in compliance with the provisions of the Securities Act for a period of not less than one hundred eighty (180) days in order to permit the disposition of all Registrable Securities (and any other securities, if applicable) covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn;

(ii) respond to written comments received from the Securities and Exchange Commission upon a review of any Registration Statement in a timely manner;

(iii) promptly notify each Holder of the effectiveness of each Registration Statement filed hereunder; by 9:30 a.m. (New York time) on the second Business Day following such effectiveness, file with the Securities and Exchange Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement; and prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith, and otherwise take such actions, as may be necessary to keep such Registration Statement effective until the earlier of (A) the date as of which each Holder may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 under the Securities Act without limitation, restriction or condition thereunder, and (B) the date on which all of such Registrable Securities have been disposed of by each Holder, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv) promptly furnish to each Holder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each Holder;

(v) if applicable, use its commercially reasonable efforts to register or qualify the shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(vi) notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, as expeditiously as possible following the happening of such event, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii) use its commercially reasonable efforts to (x) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (y) if such listing is not then permitted, or no similar securities issued by the Company are then so listed, secure a designation and quotation of all of the Registrable Securities covered by each Registration Statement on the OTC Bulletin Board;

(viii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(ix) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(x) make available for inspection by any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(xi) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Forms 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(xii) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, the Company shall promptly notify each Holder and use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

(xiii) use its commercially reasonable efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities;

(xiv) permit any Holder who, in the reasonable judgment of the Company upon the advice of counsel, might be deemed to be an underwriter or controlling person of the Company, and, if applicable, any underwriter, a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request; and

(xv) cooperate with each Holder and any broker or dealer through which any such Holder proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by such Holder.

(n) Each Holder that requested that any Registrable Securities be registered pursuant to this Agreement shall deliver to the Company such requisite information with respect to itself and its Registrable Securities as the Company may reasonably request for inclusion in the Registration Statement (and the prospectus included therein) as is necessary to comply with all applicable rules and regulations of the Securities and Exchange Commission, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement furnished by or regarding the Holder or its plan of distribution.

(o) The Holders shall not effect sales of the shares covered by the Registration Statement  prior to the withdrawal of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction where such shares had previously been registered or qualified or  after receipt of facsimile or other written notice from the Company instructing such Holders to suspend sales to permit the Company to correct or update the Registration Statement or prospectus until such Holder receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any required posteffective amendment has become effective.  Such Holder agrees that it will immediately discontinue offers and sales of Registrable Securities under the Registration Statement until such Holder receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any posteffective amendment has become effective.

(p) Notwithstanding anything herein to the contrary, the Company shall have the right to suspend the use of a Registration Statement for a period of not greater than forty-five (45) consecutive days and for not more than ninety (90) days in any twelve (12) month period (“Blackout Period”), if, in the good faith opinion of the Board of Directors of the Company, after consultation with counsel, material, nonpublic information exists, including without limitation the proposed acquisition or divestiture of assets by the Company, a strategic alliance or a financing transaction involving the Company or the existence of pending material corporate developments, the public disclosure of which would be necessary to cause the Registration Statement to be materially true and to contain no material misstatements or omissions, and in each such case, where, in the good faith opinion of the Board of Directors, such disclosure would be reasonably likely to have a Material Adverse Effect on the Company or on the proposed transaction.  The Company must give the Holders prompt written notice if a Blackout Period will occur and such notice must be acknowledged in writing by Holders.  Upon the conclusion of a Blackout Period, the Company shall provide the Holders written notice that the Registration Statement is again available for use.

Registration Expenses

.  All expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and independent certified public accountants, underwriters (excluding fees, discounts and commissions) and other persons retained by the Company, and reasonable fees and expenses of one counsel for the Holders in connection with any Demand Registration or Piggyback Registration (all such expenses being herein called “Registration Expenses”), shall be borne by the Company.  The Company shall not be liable for any Selling Expenses.  As used herein, the term “Selling Expenses” shall mean, collectively, any selling commissions, discounts or brokerage fees.  Selling Expenses shall be borne by the respective seller thereof, in proportion to the respective number of shares of Registrable Securities sold by each of them.

Holder’s Obligations

.  Each Holder covenants and agrees that, in the event the Company informs such Holder in writing that it does not satisfy the conditions specified in Rule 172 and, as a result thereof, such seller is required to deliver a prospectus in connection with any disposition of Registrable Securities, it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement, and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

Indemnification

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(q) The Company shall indemnify, to the extent permitted by applicable law, each Holder, its officers, directors, partners, managers, members, investment managers, employees, agents and representatives, and each Person who controls each Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) against all losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon  any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) any Registration Statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading,  any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, or  any breach or violation of this Agreement by the Company; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that (A) such claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in (or incorporated by reference therein) any Registration Statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of a Holder or its representatives by or on behalf of such Holder expressly for use therein, or (B) such claim is related to the use by a Holder or underwriter, if any, of an outdated or defective prospectus after such party has received written notice from the Company that such prospectus is outdated or defective.  In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(r) Each Holder shall, severally and not jointly, to the extent permitted by applicable law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, against any losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon  any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) the Registration Statement, free writing prospectus, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or  any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements herein not misleading, but only to the extent that such untrue statement or omission was made in reliance upon and in conformity with any information furnished in writing to the Company by such Holder or its representatives by or on behalf of such Holder expressly for use therein; provided that each Holder shall be liable under this Section 7(b) of this Agreement (and otherwise) for only up to the gross amount of proceeds actually received by each Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation except in the case of fraud or willful misconduct by such Holder.

(s) Any Person entitled to indemnification hereunder shall  give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and  unless, in the Company’s reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  After written notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim, the indemnifying party shall not be subject to any liability for any settlement subsequently made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, in the reasonable judgment of the Company, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be liable for the fees and expenses of one additional firm of attorneys with respect to the indemnified parties.  The indemnifying party shall keep the indemnified party reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect to such claim.  No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release from all liability with respect to such claim.

(t) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partner, manager, member, investment manager, employee, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities.  The indemnity agreements contained herein shall be in addition to  any cause of action or similar right of the indemnified party against the indemnifying party or others, and  any liabilities to which the indemnifying party may be subject pursuant to the law.

(u) If the indemnification provided for in this Section 7 of this Agreement is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities to the fullest extent permitted by law; provided, however, that:  no Person involved in the sale of Registrable Securities which is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation, and  contribution by each Holder shall be limited to the net amount of proceeds actually received by such Holder from the sale of such Registrable Securities pursuant to the applicable Registration Statement, less the amount of any damages that such Holder has otherwise been required to pay in connection with such sale.

Reports under the Exchange Act

.  With a view to making available to each Holder the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Securities and Exchange Commission that may at any time permit a Holder to sell securities of the Company to the public without registration (“Rule 144”), at all times during which there are Registrable Securities outstanding that have not been previously (i) sold to or through a broker or dealer or underwriter in a public distribution or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, in the case of either clause (i) or clause (ii) in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company agrees to use its commercially reasonable efforts to:

(v) make and keep public information available, as those terms are understood and defined in Rule 144;
(w) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(x) furnish to each Holder, promptly upon request so long as such Holder owns Registrable Securities, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit each Holder to sell such securities pursuant to Rule 144 without registration.

Preservation of Rights

.  Without the prior written consent of a majority of the then outstanding Registrable Securities, the Company shall not, on or after the date of this Agreement, (i) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (ii) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that is inconsistent with or violates or subordinates the rights expressly granted to each Holder in this Agreement, such as (A) affecting the ability of each Holder to include the Registrable Securities in a registration undertaken pursuant to this Agreement or (B) affecting the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

Confidentiality

.  Each  Holder shall, and shall cause its Affiliates and representatives to, keep confidential any information (including oral, written and electronic information) concerning the Company, its Subsidiaries or its Affiliates that may be furnished to the  Holders or their respective Affiliates or representatives by or on behalf of the Company or any of its representatives (collectively referred to as the “Confidential Information”); provided that the Confidential Information shall not include information that (a) was or becomes available to the public other than as a result of a disclosure by such Holder or any of its Affiliates or representatives in violation of this Section 10, (b) was or becomes available to such Holder or any of its Affiliates or representatives from a source other than the Company or its representatives; provided that such source is believed by such Holder not to be disclosing such information in violation of an obligation of confidentiality (whether by agreement or otherwise) to the Company or any of its Affiliates, (c) at the time of disclosure is already in the possession of such Holder or any of its Affiliates or representatives; provided that such information is believed by such Holder not to be subject to an obligation of confidentiality (whether by agreement or otherwise) to the Company, or (d) was independently developed by such Holder or any of its Affiliates or representatives without use of any Confidential Information.  The  Holders and the Company agree that Confidential Information may be disclosed by the Holders solely (i) to their Affiliates and their respective representatives and (ii) in the event that any Holder or any of its Affiliates or representatives are requested or required by applicable Law, Judgment or by a Governmental Entity (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand, summons or similar process) to disclose any Confidential Information, in each of which instances, to the extent permissible by applicable Law and reasonably practicable, such  Holder and its Affiliates and representatives, as the case may be, shall provide notice to the Company sufficiently in advance of any such disclosure so that the Company shall have a reasonable opportunity to timely seek to limit, condition or quash such disclosure; and, provided, that, with respect to any Affiliate of a Holder receiving Confidential Information hereunder (i) such Affiliate will agree to keep such information confidential in accordance with this Section 10 as though it were a party hereto and (ii) such  Holder will remain liable for any breaches by its Affiliates of this Section 10.

Certificates

.  Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Section 11.

Definitions

.

“Affiliate” means with respect to any Person (i) any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, (ii) any executive officer or general partner of such Person and (iii) any legal entity for which such Person acts as executive officer or general partner, and “control” for these purposes means the direct or indirect power to direct or cause the direction of the management and policies of another Person, whether by operation of law or regulation, through ownership of securities, as trustee or executor or in any other manner.

“Business Day” means any day on which the principal offices of the Securities and Exchange Commission in Washington, DC are open to accept filings.

“Commission Guidance” means (i) any publicly available written guidance or rule of general applicability of the Securities and Exchange Commission staff or (ii) written comments, requirements or requests of the Securities and Exchange Commission staff to the Company in connection with the review of a Registration Statement.

“Common Stock” means the common stock, $0.01 par value per share, of the Company, and includes all securities of the Company issued or issuable with respect to such securities by way of a stock split, stock dividend, or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation or other corporate reorganization.

“Demand Registration” means a ShortForm Registration or a LongForm Registration.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, and any agency or authority succeeding to the functions thereof.

“Holder” means (i) each holder of Registrable Securities and (ii) any Affiliate of such a holder that is a direct or indirect transferee of Registrable Securities.

“Material Adverse Effect” has the meanings set forth in the Purchase Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

“Registrable Securities” means the Common Stock owned by the Investor or its Affiliates on the date hereof and any Common Stock that has been or will be issued upon conversion of the Additional Preferred Stock and the exercise of the Option Warrants and Closing Date Warrant, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.  For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise, in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a Registration Statement covering such securities has been declared effective by the Securities and Exchange Commission and such securities have been disposed of pursuant to such effective Registration Statement, (B) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (C) such securities are eligible for sale by the Holder without registration pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act without limitation thereunder on volume or manner of sale, (D) such securities are otherwise transferred and such securities may be resold without limitation or subsequent registration under the Securities Act or (E) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments, and supplements to such Registration Statement, including posteffective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Securities and Exchange Commission” means the United States Securities and Exchange Commission, and any governmental body or agency succeeding to the functions thereof.

Miscellaneous

.

(y) Remedies.  Each Party shall be entitled to enforce its rights under any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law.  The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(z) Termination. All rights and obligations of the Company hereunder other than pursuant to Sections 5 and 7 hereof shall terminate on the date on which no Registrable Securities are outstanding.

(aa) Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only upon the prior written consent of the Company Holders of a majority of the then outstanding Registrable Securities and any Holder that would be materially and disproportionately affected by such an amendment or waiver.  The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(bb) Assignment; No Third-Party Beneficiaries.  This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.  This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Securities.  This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Parties and their respective permitted successors and assigns; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee, and no such assignee shall be deemed a Holder hereunder, unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement.  This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 7 and this Section 13(d).  Nothing herein shall be interpreted as limiting any restrictions on transfer otherwise applicable to Registrable Securities, whether by under applicable law or other written agreement to which a Holder is bound.

(cc) Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(dd) Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each Party to this Agreement and delivered to the other Party, it being understood that all Parties need not sign the same counterpart.  Signatures delivered by electronic methods shall have the same effect as signatures delivered in person.

(ee) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(ff) Governing Law; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the internal laws of New York applicable to parties residing in New York, without regard to applicable principles of conflicts of law.  Each Party irrevocably consents to the exclusive jurisdiction of any court located within New York County, New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the laws of the State of New York for such Persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process.  EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND

HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13(h).

(gg) Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (i) upon receipt, if delivered personally; (ii) three (3) Business Days after being mailed by registered or certified mail, postage prepaid, return receipt requested; (iii) one (1) Business Day after it is sent by commercial overnight courier service; or (iv) upon transmission, if sent via facsimile or electronic mail with confirmation of receipt to the Parties to this Agreement at the addresses set forth in the Purchase Agreement (or at such other address for a Party as shall be specified upon like notice).

(hh) Rules of Construction.  The Parties agree that they have each been represented by counsel during the negotiation, preparation and execution of this Agreement (or, if executed following the date hereof by counterpart, have been provided with an opportunity to review the Agreement with counsel) and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(ii) Interpretation.  This Agreement shall be construed in accordance with the following rules: (i) the terms defined in this Agreement include the plural as well as the singular; (ii) all references in the Agreement to designated “Sections” and other subdivisions are to the designated sections and other subdivisions of the body of this Agreement; (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and (v) the words “includes” and “including” are not limiting.

(jj) Extension Warrant Registration Rights.  The Parties hereby agree that if Company extends the Term Loan pursuant to the provisions of the Credit Agreement and issues the Extension Warrant to the Investor, the Company will grant to Investor such registration rights with respect to any shares of Common Stock that have been or will be issued upon the exercise of the Extension Warrant, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, identical to registration rights granted pursuant to the terms of this Agreement with respect to the Registrable Securities.

[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

PEAK RESORTS, INC.

By: /s/ Christopher J. Bub
Name: Christopher J. Bub
Title: Vice President and Chief Financial Officer

CAP 1 LLC

By: /s/ David Sackler
Name: David Sackler
Title: President

Registration Rights Agreement